Comerica Incorporated

Barclays Capital
Global Financial Services Conference
September 9-11, 2013

Ralph W. Babb, Jr.
Chairman and CEO

Karen Parkhill
Vice Chairman and CFO

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

- Among the top 25 U.S. bank holding companies
- $63 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded 164 years ago
- Strong capital position
  - Estimated Basel III Tier 1 common capital ratio[2]: 10.1%

Average Loan Balances[1]


Business Bank
$34.9B
78%
Retail Bank
$5.3B
12%
Wealth Management
$4.7B
10%

Average Deposit Balances[1]


Finance/ Other
$0.5B
1%
Retail Bank
$21.2B
41%
Wealth Management
$3.7B
7%
Business Bank
$26.0B
51%

At 6/30/13 • [1]2Q13 average balances • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and assuming the election to exclude most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Well Positioned in the Industry

Asset Size	• >$250 billion • **$50-250 billion** • $1-50 billion	✓ Lower regulatory capital requirements than the largest banks ✓ Able to offer robust products and services ✓ Able to capture economies of scale
Footprint	• Global • **Regional** • Community	✓ Texas, Michigan and California ✓ Major metropolitan areas
Business Model	• **Commercial Focus** • **Asset Sensitive** • **Conservative Culture**	✓ Not mass market retail – less need for significant infrastructure ✓ Positioned to benefit strongly from rising rates ✓ Proven credit risk management

At 6/30/13

Comerica Bank

4

Footprint Includes Large, Growing Markets

Located in 9 of the Top 15 Most Populous Cities[1]



New York 8.34
Los Angeles 3.86
Chicago 2.71
Houston 2.16
Philadelphia 1.55
Phoenix 1.49
San Antonio 1.38
San Diego 1.34
Dallas 1.24
San Jose 0.98
Austin 0.84
Jacksonville 0.84
Indianapolis 0.83
San Francisco 0.83
Columbus 0.81

Case Shiller Home Price Index Year over Year Growth[2]



24%
San Francisco
19%
San Diego
20%
Los Angeles
16%
Detroit
8%
Dallas
20 City Avg: 12%

Job Growth[3]

Year Over Year



2.7%
Texas
1.8%
Michigan
1.6%
California
US Average:1.7%

[1]Chart: Population in billions. Source: US Census Bureau, Data as of July 2012 • [2]As of June 2013 •
[3]Source: Moody's Analytics, Nonfarm payroll as of July 2013

Comerica Bank

5

Diverse Geography & Industry Expertise

Positioned For Faster and Consistent Long-Term Growth

Diverse Loan Portfolio



Mortgage Banker $1.8B 4%
Commercial Real Estate $3.8B 8%
Small Business $3.6B 8%
Retail Banking $1.7B 4%
Private Banking $4.7B 11%
General Middle Market $13.5B 30%
Entertainment $0.6B 1%
Energy $3.0B 7%
Environmental Services $0.8B 2%
National Dealer $5.1B 11%
Tech. & Life Sciences $1.9B 4%
Corporate Banking $4.4B 10%

■ = Total Middle Market (55%)

Average Loan Balances



California $13.9B 31%
Texas $10.2B 23%
Other Markets $7.2B 16%
Michigan $13.6B 30%

Average Deposit Balances



Other Markets $5.9B 11%
California $14.7B 29%
Finance & Other $0.5B 1%
Texas $10.2B 20%
Michigan $20.1B 39%

2Q13 average balances

Comerica Bank

6

Commercial FocusFastest Growing Loan Type 7 Largest Proportion of C&I Loans2 0% 20% 40% 60% 80% 100% CMA BOKF KEY FITB STI HBAN RF SNV MTB C&I Commercial RE All Other 1Source: Federal Reserve H.8 as of 8/21/13 for all domestically chartered commercial banks ● 2At 6/30/13; Source: SNL Financial. Excludes BBT, FHN, & ZION as amounts were not available 8.5% 7.3% 6.6% 2.6% 2.2% 0.4% -1.8% -9.1% C&I "Oth er" Com mer cial "Oth er" Con sum er CRE Tota l Lo ans Cre dit C ard Mor tgag e Industry Loan Growth1H.8 Data: Y/Y Home Equit y 1.5 2.0 2.1 1.7 1.826.0 26.7 27.5 28.1 28.4 2Q12 3Q12 4Q12 1Q13 2Q13 Mortgage BankerCommercial Loan Growth +9% Third Quarter Loan TrendsSoft Economy, Customer Cautiousness & Continued Discipline 8 Quarterly Loan Balances3Q Commitments Grew, Deposits at Record Level $ in billions● 3Q13 average balance through 8/31/13. These results are preliminary and subject to change ● 1Inventory days on hand 3Q13 balance as of 8/1/13. Source: Automotive News ● 2MBA Origination Volumes $ in billions - Source: Mortgage Banker Association Mortgage Finance Forecast as of 8/22/13 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 54 54 50 52 54 58 58 59 60 61 56 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13thru8/31Floor PlanIndustry: Inventory Days on Hand National Dealer Services13Q Trend In-Line with Seasonality Mortgage Banker Finance23Q Trend Reflects Falling Refinance Volumes 0.6 0.6 1.0 1.5 1.5 1.5 2.0 2.1 1.7 1.8 1.7 200 300 400 500 600 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13thru8/31MBA Mortgage Origination Volumes 43.2 43.6 44.1 44.6 44.9 44.2 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 thru8/31 13.1 13.1 13.2 13. 4 13.5 13.213. 5 14.1 14. 6 14.1 13.8 13.8 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 thru8/31Loans Deposits General Middle Market3Q Deposits Steady, Line Utilization Declines

Wide Array of Products and Services
Drive Cross-sell Success

Noninterest Income Offsetting Regulatory Headwinds



Noncustomer-Driven Fee Income
Customer-Driven Fee Income[1]
211
197
204
200
208
24
14
14
16
20
187
183
190
184
188
2Q12
3Q12
4Q12
1Q13
2Q13

Business Bank Relationships	Deposit Acct.'s	Treasury Mgmt.	3 or More Products
≈ 5,000 Lending	≈ 75%	≈ 60%	≈ 60%
≈ 10,000 Total	≈ 85%	≈ 50%	≈ 40%

Comerica Collaborates

- Educate, train, incent teamwork
- Building deep relationships
- Business:
  - Treasury Management
  - Commercial Card
  - Merchant Services
  - Letters of Credit
  - Foreign Exchange
  - Insurance
- Wealth Management:
  - Private Banking
  - Asset Management
  - Securities
  - 401K/ Trust Advisory
- Retail:
  - On the Job Banking

Chart: $ in millions • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income

Comerica Bank

9

Disciplined Expense Management
Large Enough to Benefit From Economies of Scale

- **Efficiency improvements**
  - Allocating resources to faster growing markets and businesses
  - Leveraging technology
- **Assisting in offsetting headwinds**
  - Low rate environment
  - Pension
  - Healthcare
  - Regulatory

Noninterest Expense



Restructuring
434
449
427
416
416
426
424
425
416
416
-4%
2Q12
3Q12
4Q12
1Q13
2Q13

Assets Per Employee Compared to Peers



CMA $7,050
STI $6,548
FITB $5,997
KEY $5,964
BOKF $5,902
FHN $5,850
MTB $5,591
SNV $5,589
BBT $5,395
ZION $5,288
RF $5,010
HBAN $4,617

At 6/30/13 • Left chart: $ in millions • Right chart: $ in thousands. Source: SNL Financial

Comerica Bank

10

Leveraging TechnologyTo Drive Improvement and Efficiency 11 Continued Technological Investment112 Projects In Process 18 12 12 24 29 17 Growth InfrastructureMarket Protection Operating EfficiencyRegulatory Risk Management  Why Invest?• Grow revenue, retain customers & enhance customer experience• Modernize core technologies• Increase workforce productivity• Improve risk management  Which Areas?• Analytics/ Reporting• Call Center• Customer Relationship Management• Document Management• Loan Origination & Servicing• Mobility• Payments• Regulatory At 6/30/13 54.1 63 .7 64.4 70 .5 70.8 82.9 86 .6 93.0 94. 6 105 .9 RF HBA N KEY FITB BB T STI BOK F FHN ZIO N CMA Banking Centers Well SituatedNot a Mass Market Strategy 12 Michigan216 Texas136 Arizona18 California105 Florida9 At 6/30/13 ● 1Source: SNL Financial. In basis points. 2Q13 interest incurred on deposits as a percentage of average deposits.2Source: SNL Financial. $ in millions. Excludes MTB and SNV, as amounts were not available Deposits Per Banking Center2 Banking Centers: Marketing Arm• Managers focus on business development, not just transaction processing• Maximize resources through cross-training• Appropriately incent entrepreneurial spirit• Optimize location, staffing level & size of banking center• Collaborate with Wealth Management, Small Business & Middle Market 484 Banking Centers 12 13 13 14 23 23 24 25 26 26 28 31 CMA MTB ZIO N RF FITB ST I BBT FHN HBA N KEY BOK F SNV Interest Costs on Total Deposits1

1Outlook as of 9/6/13 ● 2Source: SNL Financial ● 3$ in millions ● 4Quarterly allowance for loan losses as divided by the last twelve months of net loan charge-offs 13 Strong Credit CultureSuperior Credit Results Throughout Cycle 814 755 595 555 5001.85 1.71 1.29 1.23 1.10 2Q12 3Q12 4Q12 1Q13 2Q13 Nonperforming Assets as aPercentage of Total Loans + ORE 0 1 2 3 4 5 6 2008 2009 2010 2011 2012 1Q13 2Q13 Peer Range Peer Group Average CMA NCO Ratio: Lower Then Peer Average2  Outlook Unchanged: Provision in 2H13 expected to be similar to 1H131  Consistent credit underwriting policies  Positive credit migration reflected in loan yields  Robust credit portfolio metrics Nonperforming Assets3 294% 335% 370% 414% 507% 2Q12 3Q12 4Q12 1Q13 2Q13 Allowance Coverage Ratio for LTM of Net Loan Charge-offs4 Interest Rate Sensitivity Positioned for Rising Rates Noninterest-Bearing as a Percentof Total Deposits2 25.1% 25.8% 27.1% 29.1% 29.8% 31.9% 32.2% 36.6% 36.7% 36.8% 39.6% 42.7 % SNV BBT FHN HBAN STI RF FITB BOKF MTB KEY ZION CMA At 6/30/13 ● 1Source: SNL Financial ● 2Source: SNL Financial. Average balances Faster Loan Re-pricing/Maturity Date1 0% 20% 40% 60% 80% 100% CMA FHN KEY RF FITB MTB HBAN STI BOKF ZION SNV BBT Less Than 3 Months Greater Than 3 Months 14  Why is Comerica Asset Sensitive?• Large proportion of floating rate loans and <10% have rate floors• Securities comprise ~15% of earning assets• Relatively large deposit base• Balance sheet is not currently hedged with interest rate swaps Fixed Rate~15% Libor-Based~65% Prime-Based~20% Loan Portfolio: Primarily Floating Rate

Interest Rate Sensitivity is Dynamic
Many Variables Influence Outcome


Interest Rate Sensitivity:
Gradual 200 bps Rate Rise[1]
Estimated Increase in Net Interest Income Over 12 months
(Estimates Based on Simulation Modeling Analysis)
160
172
178
181
187
2Q12
3Q12
4Q12
1Q13
2Q13


Alternative Assumptions
Estimated Increase in Net Interest Income Over 12 months
(Estimates Based on Simulation Modeling Analysis)
≈155
≈230
≈225
Reduction of deposits[1,2]
Loan growth[1,3]
Immediate 100 bps rate rise
2Q13
2Q13
2Q13

Charts: $ in millions • [1]Analysis based on non-parallel gradual 200 basis point increase in interest rates over 12 months; For methodology see the Company's Form 10Q, as filed with the SEC. • [2]A reduction of approximately 10% in deposit balances from 2Q13 average • [3]An increase of approximately 5% in loan balances from 2Q13 average

Comerica Bank

15

Strong Capital Position
Benefit From Size


Basel III Tier 1 Common Capital Ratios[1]
12.2%
10.8%
10.3%
10.1%
10.1%
9.8%
9.5%
9.1%
8.9%
7% Regulatory Standard
BOKF
KEY
RF
HBAN
CMA
FHN
STI
FITB
BBT

- **Approach capital management from a position of strength**
- **Benefit from regional bank size in new capital rules**
  - Option to opt out of AOCI
  - Less onerous RWA calculation through Standardized Approach
  - Possible lower D-SIB buffer
  - Not subject to Supplementary Leverage Ratio

[1]Source: Company Reports and Form 10Q for the quarter ended 6/30/13. Excludes MTB, SNV and ZION as amounts were not available. Peer ratios may be estimates. Estimated CMA ratio based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and assuming the election to exclude most elements of AOCI. Minimum Regulatory Standard does not include potential D-SIB buffer. See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures.

Comerica Bank

16

Continued Strong Shareholder Payout

2013 Capital Plan target[1]:

- Up to $288MM share repurchase over four quarters (2Q13 through 1Q14)
- 2Q13 1.9MM shares repurchased ($72MM)



Historical Average Shareholder Payout of 77% of annual earnings
Shares Repurchased
Dividend
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
47%
79%
77%
72%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
19%
21%
24%
22%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'11
'12
1Q13
2Q13

[1]Outlook as of 7/16/13

Comerica Bank

17

Well Positioned for the Future

Loans
- Positioned in **faster growing markets and industries**
- Maintain **pricing & structure discipline**

Expenses
- Continued **tight expense control**
- **Lowest cost deposits** & largest percentage DDA funding vs. peers

Asset Quality
- **Strong credit culture** leads to **solid credit metrics**
- **Weathered cycle** well relative to peers

Capital Manager
- One of the **highest shareholder payouts** in peer group
- **Strong capital base;** Well positioned for Basel III capital rules

Rising Rates
- **Well positioned** for rising rates
- **200 bps increase** in rates expected to result in **11% increase in net interest income**[1]

As of 6/30/13 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q for the quarter ended 6/30/13, as filed with the SEC

Comerica Bank

18

Appendix Financial Results 20 2Q13 1Q13 2Q12 Diluted income per common share1 $0.76 $0.70 $0.73 Net interest income $414 $416 $435 Loan accretion 7 11 18 Provision for credit losses 13 16 19 Noninterest income 208 200 211 Noninterest expenses 416 416 434 Restructuring expenses -- -- 8 Net income 143 134 143 Total average loans $44,893 $44,617 $43,228 Total average deposits 51,448 50,692 48,672 Tier 1 common capital ratio2 10.43% 10.37% 10.39% Basel III Tier 1 common capital ratio2,3 10.1% 10.1% 10.0% Average diluted shares (millions) 187 187 194 $ in millions, except per share data ● 1Calculated using net income attributable to common shares ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures ● 3Estimated ratios based on the standardized approach in the final rule and assuming the election to exclude most elements of accumulated other comprehensive income (AOCI)

Relatively Stable Net Interest Income:Contribution from Accretion Continues to Decline 21 Chart: $ in millions ● Table: 2Q13 compared to 1Q13 ● 1Outlook as of 7/16/13 Net Interest Income Net interest income and rate NIM: $416MM 1Q13 2.88% +4MM 1 more day in quarter -- +2MM Loan growth -- +1MM Lower funding costs +0.01 - 4MM Accretion on acquired portfolio -0.03 - 4MM Loan portfolio dynamics -0.02 - 1MM Securities portfolio dynamics -- -- Excess liquidity -0.01 $414MM 2Q13 2.83% FY13 Expected Accretion1 of $25MM - $30MM 417 412 411 405 407 18 15 13 11 7 435 427 424 416 414 3.10 2.96 2.87 2.88 2.83 2Q12 3Q12 4Q12 1Q13 2Q13 Accretion NIM $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $23.7 $24.0 $25.0 $24.3 $25.0 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 $48.5 $49.7 $50.6 $50.9 $51.9 30% 40% 50% 60% 70% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Outstandings Commitments Utilization Chart: $ in billions ● 2Q13 compared to 1Q13 ● Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization of 48.2%, up from 47.7%  Commitments increased almost $1B to $51.9B, highest level since 1Q09  Increased commitments in all major markets and nearly all business lines  Loan pipeline increased to highest level since 1Q12 22 Loan Commitments Continue to Grow Commitments and Outstandings

Loans by Business and Market

By Line of Business	2Q13	1Q13	2Q12
Middle Market			
General	$13.5	$13.4	$13.1
Energy	3.0	3.0	2.5
National Dealer Services	5.1	4.9	4.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	1.9	2.0	1.7
Environmental Services	0.8	0.8	0.6
Total Middle Market	$24.9	$24.7	$22.8
Corporate Banking			
US Banking	2.7	2.8	3.0
International	1.7	1.8	1.8
Mortgage Banker Finance	1.8	1.7	1.5
Commercial Real Estate	3.8	3.7	4.3
BUSINESS BANK	**$34.9**	**$34.7**	**$33.4**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.7	4.6	4.5
WEALTH MANAGEMENT	**$4.7**	**$4.6**	**$4.5**
TOTAL	**$44.9**	**$44.6**	**$43.2**

By Market	2Q13	1Q13	2Q12
Michigan	$13.6	$13.6	$13.8
California	13.9	13.5	12.6
Texas	10.2	10.1	9.5
Other Markets	7.2	7.4	7.3
TOTAL	**$44.9**	**$44.6**	**$43.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

23

General Middle Market

- Represents largest segment at 30% of total average loans
- Average loans grew in 5 of the last 6 quarters
- Commitments up $400M from 1Q13
- Pipeline is strong
- Average tenure of a relationship manager is 9 years


Average Loans
16.5
15.9
15.0
14.2
13.6
13.4
13.0
13.0
13.0
13.2
13.1
13.0
13.0
13.1
13.1
13.2
13.4
13.5
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13


Average Loans by Market[1]
Michigan $6.8B 51%
California $4.0B 29%
Texas $2.4B 18%
Other Markets $0.3B 2%


Average Deposits
8.9
8.9
9.2
9.6
9.8
10.6
10.9
11.4
11.2
11.2
12.1
12.7
13.5
13.5
14.1
14.6
14.1
13.8
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

At 6/30/13 • Charts: $ in billions • [1]2Q13 average balance

Comerica Bank

24

Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Average Loans Charts: $ in millions 25 National Dealer Services Line of Business 26 Toyota/Lexus18% Honda/Acura 17% Ford 8% GM 9% Chrysler 8% Mercedes 3%Nissan/ Infiniti 7% Other European 9% Other Asian 11% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 63% Texas 6%Michigan 18% Other 13% 3. 5 3.5 3.5 4.3 4.9 5.1 5.3 2009 2010 2011 2012 1Q13 2Q13 2Q13 Loan Balances Average Period End 1Franchise distribution based on 6/30/13 period-end outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) ●Right chart: $ in billions Franchise Distribution1

Energy 27 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Natural Gas Oil Mixed Midstream 20% Service 14% Exploration & Production 66% Charts: $ in millions ● 1Based on 2Q13 period-end loans outstanding 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Diverse Customer Base1 Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 At 6/30/13 ● Charts: $ in millions 28

29 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $102MM from 1Q13 4,228 4,248 4,345 4,655 4,703 2Q12 3Q12 4Q12 1Q13 2Q13 +11% At 6/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business 1 Shared National Credit Relationships 30  Approximately 870 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approximately 18%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Commercial Real Estate$0.6B 7% Corporate $2.5B 27% General$2.2B 24% National Dealer $0.4B 4% Energy$2.6B 29% Entertainment$0.2B 2% Tech. & Life Sciences$0.2B 2% Environmental Services $0.3B 3% Mortgage Banker$0.2B 2% June 30, 2013: $9.2B Period-end outstandings as of 6/30/13 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level = Total Middle Market (64%)

Highly Liquid, Highly Rated Securities Portfolio

Mortgage-backed Securities (MBS) Portfolio of $9.3B at 6/30/13



10-Year agency Pass-Through $0.1B 1%
15-Year agency Pass-Through $4.1B 44%
Agency CMO $5.0B 54%
Other (PT & ARM) $0.1B 1%

Average MBS Portfolio for 2Q13: $9.4B

MBS Portfolio Key Metrics:

- Portfolio size fluid depending on deposit and loan growth expectations as well as yields available for MBS
- Duration of 4.1 years[1]
  - Duration extends to 5.1 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain $10MM, down $219MM (after-tax impact to AOCI $139MM)
- Unamortized premium of about $80MM
- Expect prepayments of $500MM-$600MM for 3Q13[2]

At 6/30/13 • Excludes auction-rate securities • Residential mortgage-backed securities issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises • [1]Estimated as of 6/30/13 • [2]Outlook as of 7/16/13. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

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Government Card Programs

Growing Average Noninterest-Bearing Deposits



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,128
1,214
2007
2008
2009
2010
2011
2012
1Q13
2Q13

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 4.5 million cards registered
  - Phasing out checks[2]
    As of 5/1/11, new benefit recipients
    As of 3/1/13, current check recipients
  - 95% of Direct Express card holders report they are satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 6/30/13 • Chart: $ in millions • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a June 2012 survey. Source: U.S. Department of the Treasury • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

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Deposits by Business and Market

By Line of Business	2Q13	1Q13	2Q12
Middle Market			
General	$13.8	$14.1	$13.5
Energy	0.5	0.4	0.6
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.0	5.0	5.1
Environmental Services	0.2	0.2	0.1
Total Middle Market	$19.8	$20.0	$19.6
Corporate Banking			
US Banking	2.6	2.3	1.7
International	1.6	1.5	1.4
Mortgage Banker Finance	0.7	0.6	0.5
Commercial Real Estate	1.3	1.2	1.0
BUSINESS BANK	**$26.0**	**$25.6**	**$24.2**
Small Business	2.7	2.6	5.9
Retail Banking	18.5	18.4	14.6
RETAIL BANK	**$21.2**	**$21.0**	**$20.5**
Private Banking	3.7	3.7	3.6
WEALTH MANAGEMENT	**$3.7**	**$3.7**	**$3.6**
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.4**	**$50.7**	**$48.7**

By Market	2Q13	1Q13	2Q12
Michigan	$20.1	$20.2	$19.3
California	14.7	14.4	14.1
Texas	10.2	10.0	10.2
Other Markets	5.9	5.7	4.7
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.4**	**$50.7**	**$48.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank
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Efficiency Ratio and ROA Goals

Efficiency Ratio


59%
66%
69%
67%
72%
69%
68%
66%
20 year average: 59%
Long-Term Goal:
Below 60%
2007 2008 2009 2010 2011 2012 1Q13 2Q13

Return on Average Assets (ROA)


1.17%
0.33%
0.03%
0.50%
0.69%
0.83%
0.84%
0.90%
20 year average: 1.18%
Long-Term Goal:
Above 1.30%
2007 2008 2009 2010 2011 2012 1Q13 2Q13

Goal as of 9/6/13

Comerica Bank
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Factors Expected to Drive Long-Term Efficiency Ratio Goal


Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal¹

[1]Goal as of 9/6/13

Comerica Bank

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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	BB-	B1	BB	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 9/3/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 and Tier 1 common capital[1]	6,800	6,748	6,705	6,685	6,676
Risk-weighted assets[1]	65,220	65,099	66,115	64,486	64,244
Tier 1 and Tier 1 common capital ratio	***10.43%***	***10.37%***	***10.14%***	***10.37%***	***10.39%***
Total shareholders' equity	$6,911	$6,988	$6,942	$7,084	$7,028
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible common equity	$6,256	$6,332	$6,285	$6,424	$6,365
Total assets	$62,947	$64,885	$65,069	$63,000	$62,380
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible assets	$62,292	$64,229	$64,412	$62,340	$61,717
Tangible common equity ratio	***10.04%***	***9.86%***	***9.76%***	***10.30%***	***10.31%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 common capital	$6,800	$6,748	$6,705	$6,685	$6,676
Basel III adjustments[2]	--	(1)	(39)	(17)	(35)
Basel III Tier 1 common capital[2]	$6,800	$6,747	$6,666	$6,668	$6,641
Basel III adjustments[3]	(537)	(409)	(413)	(253)	(301)
Basel III Tier 1 common capital[3]	$6,263	$6,338	$6,253	$6,415	$6,340
Risk-weighted assets[1]	$65,220	$65,099	$66,115	$64,486	$64,244
Basel III adjustments[2]	2,091	1,996	1,854	2,313	2,329
Basel III risk-weighted assets[2]	$67,311	$67,095	$67,969	$66,799	$66,573
Tier 1 common capital ratio	10.4%	10.4%	10.1%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.1%	10.1%	9.8%	10.0%	10.0%
Basel III Tier 1 common capital ratio[3]	9.3%	9.4%	9.2%	9.6%	9.5%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and assuming the election to exclude most elements of AOCI.

[3]Estimated ratios based on the standardized approach in the final Basel III capital rules, assuming no election to exclude most elements of AOCI.

Comerica Bank

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